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                                GEMSTONE SYSTEMS, INC.

                         Option Certificate Number:  ______________

                         Option Holder:  __________________________

          GEMSTONE SYSTEMS, INC., (the "Company") grants to the above named optionee an option to purchase shares of the Company's Common Stock under and subject to the terms of the Company's 1992 Employees' Stock Option Plan (the "Plan 7') as follows:

               1.   Number of Option Shares-.         _______________
               2.   Date Option Granted:              _______________
               3.   Date Option Expires:              _______________
               4.   Option Price Per Share:           _______________

          The option represented by this certificate is intended to qualify as an Incentive Stock Option as described in the Plan. This option may be exercised as to 40 percent of the total shares optioned on the second anniversary date of the grant, an additional 20 percent on the third anniversary date of the grant, an additional 20 percent on the fourth anniversary date of the grant, and the final 20 percent plus any remaining vested but unexercised option shares on or after the fifth anniversary date of the grant, subject to the terms (including events of termination and acceleration of exercise) of the Plan, provided that in no event may this option or any portion thereof be exercised at any time after the tenth anniversary date of the grant. Provided, however, that with respect to when this option may be exercised in accordance with the previous sentence, the optionee shall be given credit for time lapsed from the first day of employment with the Company [in the position of _______________,] to the date of this grant, with the effect of advancing each of the four vesting dates set forth above by the amount of the credit so determined.

          This option may not be transferred by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. The shares purchasable under this option will automatically be changed in number and kind as necessary to reflect any subsequent stock split stock dividend, recapitalization or other similar event affecting the number or classification of the outstanding shares of the Common Stock of the Company. In such event, the board will issue a replacement option certificate upon the request of the optionee.

          The option is subject to all the terms and conditions of and may be exercised only in accordance with the terms of the Plan, a copy of which is attached to this certificate. The grant of this option is subject also to the delivery to the Company of the Optionee's Agreement and Representations, duly executed in form acceptable to the Company, and all of the terms and conditions contained therein.

                                        GEMSTONE SYSTEMS, INC.


                                        By:
                                            -----------------------------------

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                                        Its:
                                            -----------------------------------





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                                GEMSTONE SYSTEMS, INC.

                               EMPLOYEE'S AGREEMENT AND
                        REPRESENTATIONS REGARDING STOCK OPTION

          To induce GemStone Systems, Inc. (the "Company") to award to the undersigned (the "Employee") one or more options under the Company's 1992 Employees' Stock Option Plan to purchase shares of the Company's Common Stock, and as a condition thereof, the undersigned agrees with and represents to the
Company:

          1. So long as the undersigned is employed by the Company or any subsidiary of the Company, the undersigned will devote 100 percent of the Employee's working time, energy and skill to the service of the Company or any such subsidiary, and will not perform service for compensation to any other entity or in connection with any other enterprise without the express written consent of the Company. If this Agreement is being executed by a consultant or director of the Company who is not a full-time employee, the undersigned agrees to fulfill to the best of his or her ability any engagement undertaken on behalf of the Company.

          2. Any option granted, including all rights of the undersigned thereunder, is subject to and exercisable only in accordance with the terms of the Company's 1992 Employees' Stock Option Plan and the Company's Option Certificate evidencing the option, which have been delivered to the undersigned.


          3. (a) In the case of any person who is an employee of the Company at the time an option is granted, if employment with the Company or any subsidiary terminates at any time before or after the date that shares are acquired under any option, or in the case of any option holder who following any exercise of all or part of the stock option makes any written demand for information or access to records of the Company not generally made available to all shareholders on a voluntary basis by the Company (excluding any request for information pertaining to an employee's normal job responsibility), the Company is hereby granted the option to repurchase all shares acquired under the option. The purchase shall be exercisable at any time within 90 days from the date of termination of employment, the date of purchase of the shares by Employee, or the date of any such demand for information, whichever may be the later of such dates. In the event of termination of employment, if termination of employment is initiated by the Company for cause, the price per share upon exercise of the repurchase option shall be the purchase price paid for the shares. For purposes of this Agreement, the term "for cause" shall be limited to (i) termination by reason of theft, embezzlement or other criminal misappropriation of funds from the Company, (ii) termination by reason of conviction of, or entrance of a plea of guilty or NOLO CONTENDERE to, a felony or other crime which has or may have a material adverse effect on the reputation or business of the Company, or
(iii) termination by reason of repeated refusal to use reasonable good faith efforts, after written notice specifying the nature of any claimed nonperformance, to carry out his duties or to abide by Company policies. If termination of employment occurs for any other reason, the purchase price shall be the greater of the price per share paid upon exercise of the option or the Fair Value per share as determined under subparagraph (c) below.


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               (b)  This purchase option in favor of the Company shall expire at such time as (i) the Company shall issue shares of its Common Stock in an underwritten public offering registered with the Securities and Exchange Commission, or (ii) the Company shall have transferred all of its assets to one or more third parties, or its shareholders shall have transferred substantially all of the Company's outstanding stock, in a Sale Transaction. A Sale Transaction for this purpose shall mean any transaction which pursuant to a resolution adopted by the Company's Board of Directors has been designated a sale transaction for purposes of the Company's Stock Option Plan.

               (c) For purposes of this Agreement, Fair Value shall mean the value per share of the shares owned by the Employee as mutually determined by the Company and the Employee, which shall be initiated by the Company through written notice to the Employee. If the Company and the Employee cannot agree upon the Fair Value within ten days from the date of submission of the written notice to the Employee by the Company, the Fair Value per share shall be determined by a single appraiser to be selected by the Company. Any appraiser so selected shall submit its appraisal in writing to the Company and the Employee within 60 days of appointment. The cost of such appraisal shall be split evenly by the Company and the Employee. The written determination by the appraiser of the Fair Value per share shall be final for purposes of this Agreement. Following the receipt of any determination of Fair Value by an appointed appraiser, the Company shall have a period of 60 days to determine whether to elect to exercise its repurchase option granted under this Agreement at the Fair Value per share as so determined, or to allow its repurchase option to lapse unexercised.

               (d) Any tender of payment to the Employee by the Company of the requisite purchase price upon exercise of the Company's repurchase right shall fully effect the repurchase transaction, and the undersigned hereby appoints the Company's Secretary as attorney-in-fact to effect the transfer on the stock books of the Company.

               (e) Any share certificate issued by the Company evidencing shares acquired under any option shall bear an appropriate legend referencing this repurchase option, and shall be retained by the Company until such time as the repurchase option is no longer applicable.

          4. Upon any exercise of all or any portion of any stock option granted under the Stock Option Plan, the undersigned hereby commits that as a condition to exercise the Employee will execute an irrevocable proxy, to be prepared by the Company, in favor of any person designated by the President or Secretary of the Company, which proxy shall remain in effect until the occurrence of any event specified in paragraph 3(b) above which would terminate the repurchase option.

          5. The shares to be acquired upon exercise of the option will be acquired for investment purposes only and not with a view to, or for sale or transfer in connection with, the distribution thereof.


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          6.   Any dispute between the Company and the Employee with respect to options or shares acquired pursuant to this Agreement or any rights or obligations hereunder, other than Fair Value as determined by appraisal, may at the Company's election be resolved via binding arbitration. The arbitration shall be conducted in San Francisco, California, by a panel of three arbitrators. The three arbitrators shall be selected as follows: within ten days after demand for arbitration by a party, each party shall select an arbitrator and shall advise the other party of such selection. The two arbitrators thus selected shall select a third arbitrator who shall be knowledgeable with respect to employer-employee matters. If the two arbitrators are unable to agree within ten days upon a third arbitrator, the presiding judge of the Multnomah County Circuit Court, upon request of either party, shall designate a third arbitrator. If either party fails or refuses to designate its arbitrator within the ten-day period, upon the application of either party, the presiding judge of the Multnomah County Circuit Court shall designate such arbitrator. The parties to the arbitration shall be entitled to such discovery as would be available to them in the Multnomah County Circuit Court. The arbitrators will have all of the authority of the court incidental to such discovery, including authority to issue orders to provide documents or other materials and orders to appear and submit to deposition, and to impose appropriate sanctions, including awarding against a party for failure to comply with any order. The parties may offer such evidence as they desire and shall produce such additional evidence as the arbitrator or arbitrators may deem necessary to an understanding and determination of the dispute. The arbitrators shall be the judge of the admissibility of the evidence offered and conformity to legal rules of evidence shall not be necessary. The decision of a majority of the arbitrators shall be final and binding. The parties to the arbitration shall pay their own attorney fees and the attorney fees and the fees of the arbitrator designated by that party; the costs of the arbitration including the fees of any third arbitrator shall be shared equally.


          EXECUTED this ___ day of ______________, 199__.


GEMSTONE SYSTEMS, INC.             EMPLOYEE


By
   ------------------------        ---------------------------
   Bryan R. Grummon                Signature of Employee
   President

                                   ---------------------------
                                   Please Print Name


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